Exhibit 22.1
SUBSIDIARY GUARANTORS AND ISSUER OF GUARANTEED SECURITIES AND AFFILIATES WHOSE SECURITIES COLLATERALIZE SECURITIES OF
ICON INVESTMENTS SIX DESIGNATED ACTIVITY COMPANY

The following subsidiaries of ICON plc, (the “Company”) are guarantors of ICON Investments Six Designated Activity Company’s (the “Issuer”) 5.809% Senior Secured Notes due 2027, 5.849% Senior Secured Notes due 2029 and 6.000% Senior Secured Notes due 2034:

NAME OF SUBSIDIARY	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
ICON Global Treasury Unlimited Company	Ireland
ICON Clinical Research Limited	Ireland
ICON Holdings Unlimited Company	Ireland
ICON Clinical Research Property Development (Ireland) Limited	Ireland
Accellacare Limited	Ireland
ICON Operational Holdings Unlimited Company	Ireland
ICON Operational Financing Unlimited Company	Ireland
ICON Clinical Global Holdings Unlimited Company	Ireland
ICON Clinical Research Holdings (Ireland) Unlimited Company	Ireland
ICON Luxembourg S.à r.l.	Luxembourg
ICON Early Phase Services, LLC	Texas
Beacon Bioscience, Inc.	Delaware
ICON Clinical Research LLC	Delaware
ICON Laboratory Services, Inc.	Delaware
MolecularMD Corp.	Delaware
ICON US Holdings Inc.	Delaware
PriceSpective LLC	Delaware
DOCS Global, Inc.	New Jersey
Accellacare US Inc.	North Carolina
Clinical Resource Network, LLC	Illinois
ICON Clinical Investments LLC	Delaware
PRA Health Sciences, Inc.	Delaware
ReSearch Pharmaceutical Services, Inc.	Delaware
Source Healthcare Analytics, LLC	Delaware
Symphony Health Solutions Corporation	Delaware
Pharmaceutical Research Associates, Inc.	Virginia
PRA Holdings, Inc.	Delaware
PRA International, LLC	Delaware
RPS Global Holdings, LLC	Delaware
RPS Parent Holding LLC	Delaware
Roy RPS Holdings LLC	Delaware
CRN Holdings, LLC	Delaware

All issued and outstanding equity securities of the following subsidiaries of the Company, subject to the limitations set forth below, collateralize the Issuer’s 5.809% Senior Secured Notes due 2027, 5.849% Senior Secured Notes due 2029 and 6.000% Senior Secured Notes due 2034:

NAME (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	OWNER	PERCENT PLEDGED
ICON Investments Six Designated Activity Company (Ireland)	ICON plc	100%
ICON Clinical Research Limited (Ireland)	ICON Operational Holdings Unlimited Company	100%
ICON Holdings Unlimited Company (Ireland)	ICON Operational Financing Unlimited Company	100%
ICON Operational Holdings Unlimited Company (Ireland)	ICON Operational Financing Unlimited Company	100%
ICON Operational Financing Unlimited Company (Ireland)	ICON Clinical Global Holdings Unlimited Company	100%
ICON Clinical Global Holdings Unlimited Company (Ireland)	ICON plc	100%
ICON Clinical Research Property Holdings (Ireland) Limited (Ireland)	ICON plc	100%
ICON (LR) Limited (Ireland)	ICON Clinical Research Limited	100%
ICON Holdings Clinical Research International Limited (Ireland)	ICON Holdings Unlimited Company	100%
Accellacare Limited (Ireland)	ICON Holdings Unlimited Company	100%
ICON Global Treasury Unlimited Company (Ireland)	ICON Clinical Research Limited	100%
ICON Global Treasury Unlimited Company (Ireland)	ICON plc	100%
ICON Luxembourg S.à r.l. (Luxembourg)	ICON Clinical Research Limited	100%
ICON Early Phase Services, LLC (f/k/a Healthcare Discoveries, LLC) (Texas)	ICON Clinical Research LLC	100%
Beacon Bioscience, Inc. (Delaware)	ICON Clinical Research LLC	100%
ICON Clinical Research LLC (Delaware)	ICON US Holdings Inc.	100%
ICON Laboratory Services, Inc. (f/k/a ICON Central Laboratories, Inc.) (Delaware)	ICON US Holdings Inc.	100%
MolecularMD Corp. (Delaware)	ICON Laboratory Services, Inc. (f/k/a ICON Central Laboratories, Inc.)	100%
ICON US Holdings Inc. (Delaware)	ICON Operational Financing Unlimited Company	100%
PriceSpective LLC (Delaware)	ICON Clinical Research LLC	100%
CRN Holdings, LLC (Delaware)	ICON Clinical Research LLC	100%
ICON Clinical Investments, LLC (Delaware)	ICON Luxembourg S.à r.l	100%
Clinical Resource Network, LLC (d/b/a Symphony Clinical Research) (Illinois)	CRN Holdings, LLC	100%
DOCS Global, Inc. (New Jersey)	ICON Clinical Research LLC	100%
Accellacare US Inc. (North Carolina)	ICON Clinical Research LLC	100%
RPS Bermuda, Ltd. (Bermuda)	ReSearch Pharmaceutical Services, Inc.	65%
Services de Recherche Pharmaceutique Srl (Canada)	ReSearch Pharmaceutical Services, Inc.	65%
PRA Health Sciences Colombia Ltda. (Colombia)	Pharmaceutical Research Associates, Inc.	65%

Pharmaceutical Research Associates Hungary Research and Development Ltd. (Hungary)	Pharmaceutical Research Associates, Inc.	65%
Pharmaceutical Research Associates Italy S.r.l. (Italy)	Pharmaceutical Research Associates, Inc.	65%
Pharmaceutical Research Associates Mexico S. de R.L. de C. V. (Mexico)	Pharmaceutical Research Associates, Inc.	65%
Pharmaceutical Research Associates Mexico S. de R.L. de C. V. (Mexico)	PRA International, LLC	65%
ReSearch Pharmaceutical Services Netherlands B.V. (Netherlands)	ReSearch Pharmaceutical Services, Inc.	65%
RPS Perú S.A.C. (Peru)	Pharmaceutical Research Associates, Inc.	65%
Research Pharmaceutical Services Puerto Rico, Inc. (Puerto Rico)	ReSearch Pharmaceutical Services, Inc.	65%
Pharmaceutical Research Associates Romania S.R.L. (Romania)	Pharmaceutical Research Associates, Inc.	65%
Pharmaceutical Research Associates España, S.A.U. (Spain)	Pharmaceutical Research Associates, Inc.	65%
PRA International Sweden AB (Sweden)	Pharmaceutical Research Associates, Inc.	65%
RPS Research (Thailand) Co., Ltd. (Thailand)	ReSearch Pharmaceutical Services, Inc.	65%
Sterling Synergy Systems Limited (United Kingdom)	Pharmaceutical Research Associates, Inc.	65%
ClinStar LLC (California)	Pharmaceutical Research Associates, Inc.	100%
Nextrials, Inc. (California)	Pharmaceutical Research Associates, Inc.	100%
Care Innovations, Inc. (Delaware)	Pharmaceutical Research Associates, Inc.	100%
CRI NewCo, Inc. (Delaware)	Pharmaceutical Research Associates, Inc.	100%
International Medical Technical Consultants, LLC (Delaware)	Pharmaceutical Research Associates, Inc.	100%
Parallel 6, Inc. (Delaware)	Pharmaceutical Research Associates, Inc.	100%
PRA Early Development Research, Inc. (f/k/a Pharma Bio-Research USA, Inc.) (Delaware)	Pharmaceutical Research Associates, Inc.	100%
PRA Health Sciences, Inc. (Delaware)	ICON US Holdings Inc.	100%
PRA Holdings, Inc. (Delaware)	PRA Health Sciences, Inc.	100%
PRA Receivables, LLC (Delaware)	Pharmaceutical Research Associates, Inc.	100%
ReSearch Pharmaceutical Services, Inc. (Delaware)	Roy RPS Holdings, LLC	100%
ReSearch Pharmaceutical Services, LLC (Delaware)	ReSearch Pharmaceutical Services, Inc.	100%
Source Healthcare Analytics, LLC (Delaware)	Symphony Health Solutions Corporation	100%
Sunset Hills, LLC (Delaware)	Pharmaceutical Research Associates, Inc.	100%
Symphony Health Solutions Corporation (Delaware)	Pharmaceutical Research Associates, Inc.	100%
Pharmaceutical Research Associates, Inc. (Virginia)	PRA International, LLC	100%
PRA International, LLC (Delaware)	PRA Holdings, Inc.	100%
Roy RPS Holdings LLC (Delaware)	RPS Parent Holding LLC	100%
RPS Global Holdings, LLC (Delaware)	PRA Holdings, Inc.	100%
RPS Parent Holding LLC (Delaware)	RPS Global Holdings, LLC	100%
ICON Government and Public Health Solutions, Inc. (Virginia)	ICON US Holdings Inc.	100%
Accellacare of Bristol, LLC (Tennessee)	Accellacare US Inc.	100%

Accellacare of Charleston, LLC (South Carolina)	Accellacare US Inc.	100%
Accellacare of Charlotte, LLC (North Carolina)	Accellacare US Inc.	100%
Accellacare of Christie Clinic, LLC (Illinois)	Accellacare US Inc.	100%
Accellacare of Hickory, LLC (North Carolina)	Accellacare US Inc.	100%
Accellacare of Raleigh, LLC (North Carolina)	Accellacare US Inc.	100%
Accellacare of Rocky Mount, LLC (North Carolina)	Accellacare US Inc.	100%
Accellacare of Salisbury, LLC (North Carolina)	Accellacare US Inc.	100%
Accellacare of Wilmington, LLC (North Carolina)	Accellacare US Inc.	100%
Accellacare of Winston-Salem, LLC (North Carolina)	Accellacare US Inc.	100%
Averion Europe GmbH (Germany)	ICON Clinical Research LLC	65%
CHC Group, LLC (Delaware)	ICON Clinical Research LLC	100%
PubsHub LLC (Delaware)	ICON Clinical Research LLC	100%
Global Pharmaceutical Strategies Group, LLC (Delaware)	ICON Clinical Research LLC	100%
MMMM Group, LLC (Delaware)	ICON Clinical Research LLC	100%
ICON Tennessee, LLC (Delaware)	ICON Clinical Research LLC	100%
ADDPLAN, Inc. (Delaware)	ICON Clinical Research LLC	100%
ICON Clinical Research LP (Delaware)	ICON Clinical Research LLC	100%
ICON Clinical Research LP (Delaware)	ICON Tennessee, LLC	100%
CRN North America, LLC (d/b/a Symphony Clinical Staffing) (Delaware)	CRN Holdings, LLC	100%
Symphony Clinical Research Sp. Z O O. (Poland)	CRN Holdings, LLC	65%
ICON Clinical Research Holdings (U.K.) Limited (United Kingdom)	Pharmaceutical Research Associates, Inc.	65%
Oncacare Limited (Ireland)	ICON Clinical Research Limited	100%
ICON Clinical Research Holdings (Ireland) Unlimited Company (Ireland)	ICON Holdings Unlimited Company	100%

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